POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Neil A. Armstrong, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of Lebanon       and State of      Ohio      on this  22nd
day of February, 1996.





            Neil Armstrong

STATE OF        Ohio              )
                                  )SS:
COUNTY OF     Warren       )

Before me,        Vivian  White                    , a notary
public in and for the aforesaid County and State, personally appeared this day Neil A. Armstrong, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this 22nd day of February, 1996.




                      Vivian White              (SEAL)
Notary public

My commission expires:

         1/31/99

My county of residence:

          Warren

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James K. Baker, of the City of Columbus and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of       Columbus        and State of       Indiana
on this    22nd    day of March, 1996.




                        James K. Baker


STATE OF       Indiana             )
                                   )SS:
COUNTY OF  Bartholomew    )

Before me,            Patty S. Frazier             , a notary
public in and for the aforesaid County and State, personally appeared this day James K. Baker, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   22nd  day of March,
1996.




                      Patty S. Frazier          (SEAL)
Notary public

My commission expires:

            4/28/99

My county of residence:

        Bartholomew

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael G. Browning, of the City of Carmel and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of           Indianapolis          and State of
Indiana            on this   22nd  day of January, 1996.




           Michael G. Browning


STATE OF         Indiana         )
                                 )SS:
COUNTY OF     Marion          )

Before me,             Bonny J. Light            , a notary
public in and for the aforesaid County and State, personally appeared this day Michael G. Browning, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this    22nd  day of January,
1996.




                      Bonny J. Light          (SEAL)
Notary public

My commission expires:

         1/18/00

My county of residence:

          Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Clement L. Buenger, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of                  Cincinnati            and State of
  Ohio         on this   25th  day of January, 1996.




             Clement L. Buenger


STATE OF         Ohio               )
                                    )SS:
COUNTY OF     Hamilton        )

Before me,             Karen J. Justice            , a notary
public in and for the aforesaid County and State, personally appeared this day Clement L. Buenger, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   25th   day of January,
1996.




                     Karen J. Justice       (SEAL)
Notary public

My commission expires:

        2/20/97

My county of residence:

        Clermont

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Phillip R. Cox, of the City of Lebanon and State of Ohio, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of                      Cincinnati          and State of
       Ohio          on this   22nd   day of January, 1996.




             Phillip R. Cox


STATE OF       Ohio                 )
                                    )SS:
COUNTY OF   Hamilton         )

Before me,           Steven A. Niederbaumer           , a notary
public in and for the aforesaid County and State, personally appeared this day Phillip R. Cox, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   22nd   day of January,
1996.




               Steven A. Niederbaumer    (SEAL)
Notary public

My commission expires:

           10/26/99

My county of residence:

         Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth M. Duberstein, of the City of Washington and District of Columbia, do hereby constitute and appoint James E. Rogers and
J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of                       Washington, D.C.      and State of
________________ on this   29th   day of January, 1996.




              Kenneth M. Duberstein


CITY OF WASHINGTON)
                  )SS:
DISTRICT OF COLUMBIA)

Before me,         Gwendolyn E. Marrow           , a notary
public in and for the aforesaid City of Washington and District of Columbia, personally appeared this day Kenneth M. Duberstein, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   29th   day of January,
1996.




                Gwendolyn E. Marrow     (SEAL)
Notary public

My commission expires:

          11/30/98

My county of residence:

     Washington, D.C.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John A. Hillenbrand II, of the City of Batesville and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of              Batesville               and State of
  Indiana        on this   18th  day of March, 1996.




            John A. Hillenbrand II


STATE OF       Indiana          )
                                )SS:
COUNTY OF   Ripley            )

Before me,                 Carolyn Hahn              , a notary
public in and for the aforesaid County and State, personally appeared this day John A. Hillenbrand II, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   18th   day of March,
1996.




                       Carolyn Hahn          (SEAL)
Notary public

My commission expires:

        12/17/97

My county of residence:

          Ripley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, George C. Juilfs, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of                  Newport              and State of
Kentucky       on this   22nd  day of January, 1996.




              George C. Juilfs


STATE OF        Kentucky       )
                             )SS:
COUNTY OF    Campbell       )

Before me,          Renate B. Brake              , a notary
public in and for the aforesaid County and State, personally appeared this day George C. Juilfs, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   22nd   day of January,
1996.




                      Renate B. Brake         (SEAL)
Notary public

My commission expires:

       10/6/97

My county of residence:

            Boone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Melvin Perelman, of the City of Indianapolis and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of                 Cincinnati           and State of
Ohio      on this   25th   day of January, 1996.




                Melvin Perelman


STATE OF       Ohio              )
                                 )SS:
COUNTY OF    Hamilton       )

Before me,           Nancy L. Praechter         , a notary public
in and for the aforesaid County and State, personally appeared this day Melvin Perelman, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   25th   day of January,
1996.




                   Nancy L. Praechter     (SEAL)
Notary public

My commission expires:

        2/21/00

My county of residence:

        Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas E. Petry, of the City of Terrace Park and State of Ohio, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of               Cincinnati         and State of      Ohio
   on this   25th   day of January, 1996.




       Thomas E. Petry


STATE OF      Ohio             )
                                 )SS:
COUNTY OF   Hamilton      )

Before me,         Patricia Ann Cline            , a notary
public in and for the aforesaid County and State, personally appeared this day Thomas E. Petry, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   25th   day of January,
1996.




                   Patricia Ann Cline       (SEAL)
Notary public

My commission expires:

        12/16/96

My county of residence:

        Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John J. Schiff, Jr., of the City of Cincinnati and State of Ohio, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of            Cincinnati       and State of       Ohio
  on this   22nd   day of January, 1996.




          John J. Schiff, Jr.


STATE OF      Ohio             )
                                 )SS:
COUNTY OF  Hamilton      )

Before me,             Steven A. Niederbaumer      , a notary
public in and for the aforesaid County and State, personally appeared this day John J. Schiff, Jr., to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this 22nd day of January, 1996.




             Steven A. Niederbaumer     (SEAL)
Notary public

My commission expires:

         10/26/99

My county of residence:

          Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Philip R. Sharp, of the City of Cambridge and State of Massachusetts, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of                   Cincinnati        and State of     Ohio
      on this   25th    day of January, 1996.




          Philip R. Sharp


STATE OF       Ohio              )
                                 )SS:
COUNTY OF   Hamilton        )

Before me,             Nancy L. Praechter      , a notary public
in and for the aforesaid County and State, personally appeared this day Philip R. Sharp, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   25th   day of January,
1996.




                   Nancy L. Praechter      (SEAL)
Notary public

My commission expires:

         2/21/00

My county of residence:

        Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Van P. Smith, of the City of Muncie and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp. and PSI Energy, Inc., to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of                 Cincinnati         and State of     Ohio
      on this   25th  day of January, 1996.




               Van P. Smith


STATE OF      Ohio             )
                               )SS:
COUNTY OF  Hamilton       )

Before me,           Nancy L. Praechter         , a notary public
in and for the aforesaid County and State, personally appeared this day Van P. Smith, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this 25th day of January, 1996.




                Nancy L. Praechter      (SEAL)
Notary public

My commission expires:

         2/21/00

My county of residence:

        Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Dudley S. Taft, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of              Cincinnati          and State of       Ohio
        on this   25th  day of January, 1996.




             Dudley S. Taft


STATE OF      Ohio                  )
                                 )SS:
COUNTY OF   Hamilton         )

Before me,          Patricia A. Sammons        , a notary public
in and for the aforesaid County and State, personally appeared this day Dudley S. Taft, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this   25th   day of January,
1996.




                Patricia A. Sammons     (SEAL)
Notary public

My commission expires:

         10/18/97

My county of residence:

          Hamilton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Oliver W. Waddell, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of              Cincinnati       and State of       Ohio
   on this   23rd  day of January, 1996.




          Oliver W. Waddell


STATE OF       Ohio              )
                                 )SS:
COUNTY OF    Hamilton       )

Before me,          John J. D'Apollo II           , a notary
public in and for the aforesaid County and State, personally appeared this day Oliver W. Waddell, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this    23rd   day of January,
1996.




             John J. D'Apollo II       (SEAL)
Notary public

My commission expires:

               4/1/98

My county of residence:

___________________

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John M. Mutz of the City of Indianapolis and State of Indiana, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of PSI Energy, Inc., to the Form 10-K Annual Report of the corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of              Indianapolis         and State of
Indiana        on this    24th   day of January, 1996.




               John M. Mutz


STATE OF       Indiana          )
                                 )SS:
COUNTY OF   Hendricks      )

Before me,          Dorothy M. Stewart         , a notary public
in and for the aforesaid County and State, personally appeared this day John M. Mutz, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this    24th   day of January,
1996.




               Dorothy M. Stewart        (SEAL)
Notary public

My commission expires:

        12/29/96

My county of residence:

           Hendricks

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jackson H. Randolph, of the City of Cincinnati and State of Ohio, do hereby constitute and appoint James E. Rogers and J. Wayne Leonard, or either of them, my true and lawful attorney for me and in my name to sign my name as a director of Cinergy Corp., PSI Energy, Inc., The Cincinnati Gas & Electric Company, and The Union Light, Heat and Power Company, to the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1995, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission in Washington, D.C.

I DO HEREBY RATIFY and confirm all that my said agents and attorneys, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal in the
City of                    Cincinnati       and State of     Ohio
    on this   22nd   day of January, 1996.




          Jackson H. Randolph


STATE OF      Ohio                 )
                                 )SS:
COUNTY OF  Hamilton           )

Before me,            Steven A. Niederbaumer      , a notary
public in and for the aforesaid County and State, personally appeared this day Jackson H. Randolph, to me known, and known to me to be the same person whose name is signed to the foregoing instrument, and he acknowledged that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

WITNESS my hand and notarial seal this    22nd  day of January,
1996.




             Steven A. Niederbaumer      (SEAL)
Notary public

My commission expires:

        10/26/99

My county of residence:

        Hamilton